Filed Pursuant to Rule 497(a)

Registration No. 333-239775

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Owl Rock Capital Corp (ORCC)
Total Size	USD 1B
Tenor	Long 5 Year
Tranche Size	USD
Spread to Benchmark	T +320bps
Ratings	Moody’s (Exp): Baa3/Stable S&P (Exp): BBB-/Stable Fitch (Exp): BBB-/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Settlement	T+5 (Dec 08, 2020)
Coupon Type	Fixed
Maturity Date	July 15, 2026
Optional Redemption	Make Whole Call Par Call: 1 month(s) prior to maturity
Change of Control	Put @ 100%
Book Runner(s)	Active: DB, BofA (B&D), SMBC, SOCGEN
Use of Proceeds	Repayment of existing indebtedness
Denominations	2,000 x 1,000
Timing	Today’s business
Sale into Canada	Yes - Exemption

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The preliminary prospectus supplement dated December 1, 2020, together with the accompanying prospectus dated July 9, 2020, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Owl Rock Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a shelf registration statement (including a prospectus) with the SEC. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc. by calling 1-800-294-1322 or emailing dg.prospectus_requests@bofa.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.